SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report   (Date of earliest event reported)    October 30, 1998
                                                      ----------------


                            News Communications, Inc.
                            -------------------------
             (Exact name of Registrant as Specified in its Charter)


        Nevada                  0-18299              13-3346991
        ------                  -------              ----------
(State or Other Jurisdiction   (Commission           (IRS Employer
      of Incorporation)        File Number)           Identification No.)


174-15 Horace Harding Expwy., Fresh Meadows, New York      11365
----------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code    (718) 357-3380
                                                      --------------

                                       N/A
    -----------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountants.

      (b) On October 30, 1998, the Registrant engaged BDO Seidman LLP as independent accountants (the "New Accountants") to the Registrant to audit its financial statements beginning with the fiscal year ending November 30, 1998.

      The Registrant has not consulted the New Accountants regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant's financial statements for which advice was provided that was an important factor considered by the Registrant in reaching its decision as to the accounting, auditing or financial reporting issue.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  None.

         (b)  None.

         (c)  None.


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



                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEWS COMMUNICATIONS, INC.


Date: November 4, 1998             By: /s/ Michael Schenkler
      ----------------                 ---------------------
                                       Michael Schenkler
                                       President


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